                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                         CURRENT REPORT PURSUANT TO
                         SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  JUNE 2, 1999


                   DAYTON HUDSON RECEIVABLES CORPORATION
                   -------------------------------------
           (Exact name of registrant as specified in its charter)

                                 Minnesota
                                 ---------
               (State or other jurisdiction of incorporation)



           0-26930                                 41-1812153
           -------                                 ----------
   (Commission File Number)           (I.R.S. Employer Identification Number)




                   Dayton Hudson Receivables Corporation
                           80 South Eighth Street
                           14th Floor, Suite 1401
                        Minneapolis, Minnesota 55402
                               (612)370-6530
            (Address, including Zip Code, and Telephone Number,
      Including Area Code, of Registrant's Principal Executive Office)



                             Page 1 of 19 Pages
                    The Exhibit Index Appears on Page 3

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ITEM 5:  OTHER EVENTS


The Monthly Servicer's Certificates for the Monthly Period ended May 1, 1999 and the Monthly Certificateholders' Statements for the Monthly Period ended May 1, 1999, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on May 20, 1999, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on May 25, 1999.

The above described Monthly Servicer's Certificates are filed as Exhibits
20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 2, 1999

                    DAYTON HUDSON RECEIVABLES CORPORATION


                    By:       /s/ Stephen C. Kowalke

                    Name:     Stephen C. Kowalke
                    Title:    Vice President and Treasurer

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                                  EXHIBIT INDEX

                                                                SEQUENTIALLY
 EXHIBIT NUMBER                  DESCRIPTION                    NUMBERED PAGE
 --------------                  -----------                    -------------
       20.1       Series 1997-1 Monthly Servicer's                    4
                  Certificate for the Monthly Period ended
                  May 1, 1999.

       20.2       Series 1997-1 Monthly Certificateholders'           6
                  Statement for the Monthly Period ended
                  May 1, 1999.

       20.3       Series 1998-1 Monthly Servicer's                   12
                  Certificate for the Monthly Period ended
                  May 1, 1999.

       20.4       Series 1998-1 Monthly Certificateholders'          14
                  Statement for the Monthly Period ended
                  May 1, 1999.